UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 12, 2007
Date of report (Date of earliest event reported)

GEORGE FOREMAN ENTERPRISES, INC.
(Exact name of Registrant as Specified in Charter)

Commission File Number: 000-26585

DELAWARE (State or Other Jurisdiction of Incorporation)	54-1811721 (I.R.S. Employer Identification No.)

100 N. WILKES-BARRE BLVD., 4TH FLOOR, WILKES-BARRE, PA (Address of Principal Executive Office)	18702 (Zip Code)
Issuer’s telephone number, including area code (570) 822-6277

Former name or former address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 12, 2007, George Foreman Enterprises, Inc. (the "Registrant") was informed by RBC Capital Markets ("RBC"), which is a market maker in the common stock, par value $0.01 per share, of the Registrant ("Common Stock"), that the Financial Industry Regulatory Authority, Inc. ("FINRA") had approved RBC's Form 211 Application to resume quotations of the Common Stock on the OTC Bulletin Board. As a consequence, quotation of the Common Stock on the OTC Bulletin Board has resumed. The ticker symbol of the Registrant ("GFME") remains the same.

The Application on Form 211 was filed by RBC pursuant to Rule 15c-211 of the Securities and Exchange Commission, which requires, among other things, that the registrant is current in filing the annual, quarterly and current reports that must be filed pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GEORGE FOREMAN ENTERPRISES, INC.

Dated: September 18, 2007	By:	/s/ Jeremy Anderson
Jeremy Anderson Chief Financial Officer